UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2020

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 13, 2020 cbdMD, Inc. (the “Company”) entered into amendments to the employment agreements with Messrs. Martin A. Sumichrast and R. Scott Coffman, its co-Chief Executive Officers.

Under the terms of Amendment No. 1 to the Executive Employment Agreement dated September 6, 2018 between the Company and Mr. Sumichrast, the Company increased Mr. Sumichrast’s annual base salary to $335,000 and awarded him a discretionary cash bonus of $250,000, payable in January 2021, provided that (a) the Executive Employment Agreement with Mr. Sumichrast has not otherwise been terminated by either party for any reason, (b) the Company’s audited financial statements for the year ended September 30, 2020 shall have been completed and the Company’s independent registered public accounting firm shall have issued an unqualified opinion on such financial statements, and (c) the Company shall have timely filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

Under the terms of Amendment No. 1 to the Executive Employment Agreement dated December 20, 2018 between CBD Industries, LLC, a wholly-owned subsidiary of the Company, and Mr. Coffman, Mr. Coffman’s annual base salary was also increased to $335,000 and he was also awarded a discretionary bonus of $250,000, payable in January 2021, provided that (a) the Executive Employment Agreement with Mr. Coffman has not otherwise been terminated by either party for any reason, (b) the Company’s audited financial statements for the year ended September 30, 2020 shall have been completed and the Company’s independent registered public accounting firm shall have issued an unqualified opinion on such financial statements, and (c) the Company shall have timely filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

The foregoing summaries of the terms and conditions of these amendments are qualified in their entirety by reference to the forms of amendments which are filed as Exhibits 10.1 and 10.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.
		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Form of Amendment No. 1 effective November 13, 2020 to Executive Employment Agreement between cbdMD, Inc. and Martin A. Sumichrast				Filed
10.2	Form of Amendment No. 1 effective November 13, 2020 to Executive Employment Agreement between CBD Industries LLC and R. Scott Coffman				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: November 17, 2020	By:	/s/ Ronan Kennedy
Ronan Kennedy, Chief Financial Officer